                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 28, 2002
                                                  ----------------



                          Williams Energy Partners L.P.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware               1-16335                   73-1599053
            --------               -------                   ----------
        (State or other          (Commission              (I.R.S. Employer
        jurisdiction of          File Number)            Identification No.)
        incorporation)



     One Williams Center, Tulsa, Oklahoma                       74172
   ----------------------------------------                   ----------
   (Address of principal executive offices)                   (Zip Code)




        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

         On January 28, 2002, Williams Energy Partners L.P. (the "Partnership") announced an operating profit of $28 million for the year ended December 31, 2001, compared with $17.7 million in 2000. The $10.3 million increase in 2001 represents 58 percent growth in operating profit.

Item 7.  Financial Statements and Exhibits.

         The Partnership files the following exhibit as part of this report:

         Exhibit 99.1 Copy of the Partnership's press release dated January 28, 2002, publicly announcing the information reported herein.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WILLIAMS ENERGY PARTNERS L.P.

                                        By: Williams GP LLC, its General Partner



Date: January 30, 2002                      /s/ Suzanne H. Costin
                                            ------------------------------------
                                            Name:  Suzanne H. Costin
                                            Title: Corporate Secretary


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER           DESCRIPTION
------           -----------
99.1             Copy of the Partnership's press release dated January 28,
                 2002, publicly announcing the information reported herein.




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